NEW WORLD PUBLISHING, INC
                             STOCK OPTION AGREEMENT


         NEW WORLD PUBLISHING, INC. (the "Company"), desiring to afford an opportunity to the Grantee named below to purchase certain shares of the Company's Common Stock, hereby grants to the Grantee, and the Grantee hereby accepts, an option to purchase the number of such shares specified below, during a term ending at midnight (prevailing local time at the Company's principal offices) on the Expiration Date of this Option specified below, at the Option Exercise Price Per Share specified below, subject to and upon the following terms and conditions:

         1. IDENTIFYING PROVISIONS. As used in this Option, the following terms shall have the following respective meanings:


         (a)       Grantee:
         (b)       Date of Grant:
         (c)       Number of Shares of Common Stock Optioned:
         (d)       Option Exercise Price Per Share

         (e)       Expiration Date:





         2. NATURE OF THE OPTION. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Grantee.

         3. RESTRICTIONS ON TRANSFERABILITY OF OPTION. This Option may not be transferred by the Grantee other than by will or the laws of descent and distribution and may be exercised during the Grantee's lifetime only by the Grantee or the Grantee's guardian or legal representative. However, it may during the Grantee's lifetime also be transferred to and may thereafter be exercised by members of the Grantee's immediate family, or a partnership whose members include only the Grantee and/or members of the Grantee's immediate family, or a trust for the benefit of only the Grantee and/or members of the Grantee's immediate family. As used herein, the Grantee's immediate family includes only the Grantee's spouse, parents or other ancestors, and children and other direct descendants of the Grantee or of the Grantee's spouse (including such ancestors and descendants by adoption).

         4. ADJUSTMENTS AND CORPORATE REORGANIZATIONS. If the outstanding shares of stock of the class then subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities or other forms of property (including cash) or rights, as a result of one or more reorganizations, recapitalization, spin-offs, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities or other forms of property (including cash) or rights for which this Option may thereafter be exercised, all without any change in the aggregate exercise price applicable to the unexercised portions of this Option, but with a corresponding adjustment in the exercise price per share or other unit. No fractional share of stock shall be issued under this Option or in connection with any such adjustment. Such adjustments shall be made by or under authority of the Company's board of directors whose determinations as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. In the event the Company is a party to an agreement by which all outstanding shares of the Company's stock of the class then subject to this Option are exchanged for shares of stock of another corporation, the Company shall provide in such agreement that the Grantee shall receive the options and/or other rights provided for by this Stock Option Agreement.

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

         Upon the dissolution or liquidation of the Company, this Option shall terminate, unless provision be made in writing in connection with such transaction for the assumption of this Option, or the substitution for this Option of an option covering the stock of a successor corporation, or a parent or a subsidiary thereof, with appropriate adjustments in accordance with the provisions hereinabove in this Section entitled "Adjustments and Corporate Reorganizations" as to the number and kind of shares optioned and their exercise prices, in which event this Option shall continue in the manner and under the terms so provided.

         If this Option shall terminate pursuant to the next preceding paragraph, the Grantee or other person then entitled to exercise this Option shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of this Option, including the portions thereof which would, but for this Section entitled "Adjustments and Corporate Reorganizations," not yet be exercisable.

         5. EXERCISE, PAYMENT FOR AND DELIVERY OF STOCK. This Option may be exercised by the Grantee or other person then entitled to exercise it by giving four business days' written notice of exercise to the Company specifying the number of shares to be purchased and the total purchase price, accompanied by a check to the order of the Company in payment of such total purchase price and the presentation and surrender of this Option Agreement. If the Company is required to withhold on account of any federal, state or local tax imposed as a result of such exercise, the notice of exercise shall also be accompanied by check to the order of the Company in payment of the amount thus required to be withheld.

         6. NON-CASH EXERCISE. Grantee may at its option elect to pay the purchase price either with cash as described above or by receiving that number of shares of common stock (as determined below) that is equal to the value (as determined below) of this Option, in which event the Company shall issue to the Grantee the number of shares of common stock determined by using the following formula:
                                   X = Y (A-B)
                                       -------
                                          A
where X = the number of shares of common stock (or Option Shares) to be issued to Grantee; Y = the number of Option Shares subject to this Option; A = the Fair Market Value of one (1) Option Share; B = the Exercise Price per Option Share.

                  For purposes of the above provision, "Fair Market Value" means the average of the daily closing prices for fifteen (15) consecutive trading days commencing immediately before the date of such computation. The closing price for each day shall be the last reported sales price regular way or in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in either case on the principal national securities exchange on which the shares are listed or admitted to trading, of if they are not listed or admitted to trading on any national securities exchange, but are traded in the over-the-counter market, the closing sale price of the Common Stock or, in case no sale is publicly reported, the average of the representative closing bid and asked quotations for the Common Stock on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system or any comparable system, or if the Common Stock is not listed on the NASDAQ system or any comparable system, the closing price of the Common Stock or, in case no sale is publicly reported, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers selected from time to time by the Company for that purpose, or if there are no closing bid and asked prices available, "Fair Market Value" shall be determined by the Board of Directors appointing a valuation or investment banking firm of national standing, acceptable to Grantee, who at the Company's expense shall give their opinion as to what constitutes "Fair Market Value," in each case as adjusted upon the application of Section 4 hereof.

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         7. RIGHTS IN STOCK BEFORE ISSUANCE AND DELIVER. No person shall be entitled to the privileges of stock ownership with respect to any shares issuable upon exercise of this Option, unless and until such shares have been issued to such person as fully paid shares.

         8. REQUIREMENTS OF LAW. By accepting this Option, the Grantee represents and agrees for himself or herself and his or her transferees by will or the laws of descent and distribution that, unless a registration statement under the Securities Act of 1933 (the "Act") is in effect as to shares purchased upon any exercise of this Option, (a) any and all shares so purchased shall be acquired for his or her personal account and not with a view to or for sale in connection with any distribution, and (b) each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his or her personal account, not with a view to or for sale in connection with any distribution, and that such person will not sell or otherwise transfer the shares without delivering to the Company such documentation requested by the Company, in its sole and absolute discretion including, but not limited to an opinion of counsel acceptable to the Company, that shall reasonably satisfy the Company that such transaction will comply with the registration and requirements of the Act and the registration or qualification requirements of applicable state securities laws. Grantee agrees that any certificate for shares of stock issued upon Exercise of this Option may bear a legend indicating the restriction on transfer set forth herein.

                  No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered unless and until, in the opinion of legal counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any federal, state or other securities law or any other requirement of law or of any regulatory body having jurisdiction over the Company.

         9. LOCK-UP AGREEMENT. In the event that the Company contemplates a secondary or follow-on public offering of its shares and the underwriter requests that shareholders or option holders including the holder of this Option or shares issued or issuable in connection with this Option to sign a lock-up agreement containing restrictions on the sale of such shares, the Grantee agrees to execute such lock-up agreement on the same terms as other shareholders. The Grantee agrees and consents to the entry of stock transfer instructions with the Company's transfer agent and registrar and a legend placed on certificates for the shares issued by the Company pursuant to this Option which prohibit the transfer of the securities held by the Grantee except in compliance with the terms of this Section 9. For purposes of this Section 9 the term "Grantee" includes entities to whom Grantee has transferred this Option or the shares issuable pursuant to the Exercise of this Option.

         10. COMPANY'S RIGHT OF FIRST PURCHASE. While and so long as the stock of the class subject to this Option has not been Publicly Traded for at least ninety days, any stock issued on exercise of this Option shall be subject to the Company's right of first purchase. By virtue of that right, (a) such stock may not be transferred during the Grantee's lifetime to any person other than members of the Grantee's Immediate Family, a partnership whose members are the Grantee and/or members of the Grantee's Immediate Family unless such transfer occurs within fifteen days following the expiration of thirty days after the Company has been given a written notice which correctly identified the prospective transferee or transferees and which offered the Company an opportunity to purchase such stock at its fair market value in cash, and such offer was not accepted within thirty days after the Company's receipt of this notice; and (b) upon the Grantee's death, the Company shall have the right to

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

purchase all or some of such stock at its fair market value within nine months after the date of death. This right of first purchase shall continue to apply to any such stock after the transfer during the Grantee's lifetime of that stock to a member of the Grantee's immediate family or to a family partnership or trust as aforesaid, and after any transfer of that stock with respect to which the Company waived its right of first purchase without also waiving it as to any subsequent transfers thereof, but it shall not apply after a transfer of that stock with respect to which the Company was offered but did not exercise or waive its right of first purchase or more than nine months after the Grantee's death. The Company may assign all or any portion of its right of first purchase to any one or more of its stockholders, or to a pension retirement plan or trust for employees of the Company, who may then exercise the right so assigned. Stock certificates evidencing stock subject to this right of first purchase shall be appropriately legended to reflect that right.

         11. NOTICES. Any notice to be given to the Company shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to the Grantee shall be addressed to the Grantee at the address set forth beneath the Grantee's signature hereto or at such other address as the Grantee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fees prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

         12. RULES OF CONSTRUCTION. This Agreement has been executed and delivered by the Company in California and shall be construed and enforced in accordance with the laws of this State, other than any choice of law rules calling for the application of laws of another jurisdiction



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

         IN WITNESS WHEREOF, the Company has granted this Option on the date of grant specified above.


NEW WORLD PUBLISHING, INC.


By:
         -------------------------------------------------
Its:
         -------------------------------------------------


GRANTEE                                 Address:

---------------------------------
                                        ----------------------------------------

                                        ----------------------------------------

---------------------------------       ----------------------------------------
Print Name
                                     CONSENT

         The undersigned spouse of Optionee acknowledges that he/she has read the foregoing Agreement and agrees that his or her interest, if any, in the Shares subject to the foregoing Agreement shall be irrevocably bound by this Agreement and further understands and agrees that any community property interest, if any, shall be similarly bound by this agreement.

Date:

                                  -------------------------
                                  Spouse of Optionee


                                  Spouse's Name:

                                  -------------------------



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